 Exhibit 99.1
4300 Wildwood Parkway
Atlanta, GA 30339
1-888-502-BLUE

FOR IMMEDIATE RELEASE

BLUELINX ANNOUNCES PRICING OF PUBLIC SECONDARY OFFERING BY SELLING STOCKHOLDER

ATLANTA - October 18, 2017 - BlueLinx Holdings Inc. (“BlueLinx”) (NYSE:BXC), a leading distributor of building and industrial products in the United States, today announced the pricing of its previously announced underwritten secondary offering of 3,863,850 shares of BlueLinx common stock by Cerberus ABP Investor LLC, a stockholder affiliated with Cerberus Capital Management L.P., (the “Selling Stockholder”), at a price of $7.00 per share. In connection with this offering, the Selling Stockholder has granted the underwriter a 30-day option to purchase up to an additional 579,578 shares of BlueLinx common stock at the public offering price. BlueLinx is not selling any common stock in, and will not receive any proceeds from, the offering.
The offering is expected to close on October 23, 2017, subject to satisfaction of customary closing conditions.
BTIG, LLC is acting as the sole underwriter for the offering.
This offering is being made pursuant to an effective shelf registration statement (including a prospectus) (File No. 333-220189). A final prospectus supplement and accompanying prospectus relating to the offering will be filed with the Securities and Exchange Commission (“SEC”) and will be available on the SEC’s website at www.sec.gov. Copies of the final prospectus related to the offering may be obtained, when available, by contacting BTIG, LLC, at 825 Third Avenue, 6th Floor, New York, NY, 10022, by telephone at (212) 593-7555 or by e-mail at equitycapitalmarkets@btig.com.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
About BlueLinx Holdings Inc.
BlueLinx Holdings Inc., operating through its wholly owned subsidiary BlueLinx Corporation, is a leading distributor of building and industrial products in the United States. The Company is headquartered in Atlanta, Georgia and operates its distribution business through its broad network of distribution centers. BlueLinx is traded on the New York Stock Exchange under the symbol BXC.

Forward-looking Statements
This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to profitability, and our guidance regarding anticipated financial results. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental, and technological factors outside of BlueLinx’s control that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply and/or demand for products that it distributes, inventory management and commodities pricing; new housing starts and inventory levels of existing homes for sale; general economic and business conditions in the United States; acceptance by our customers of our privately branded products; financial condition and creditworthiness of our customers; supply from our key vendors; reliability of the technologies we utilize; the activities of competitors; changes in significant operating expenses; fuel costs; risk of losses associated with accidents; exposure to product liability claims; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the “Risk Factors” section in the prospectus supplement and the accompanying prospectus relating to this offering, as well as in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, its Quarterly Reports on Form 10-Q, and in its periodic reports filed with the Securities and Exchange Commission from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. BlueLinx undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, and changes in expectations or otherwise, except as required by law.
 BlueLinx Contact Information:

Susan O’Farrell, SVP, CFO & Treasurer BlueLinx Holdings Inc. (770) 953-7000	Natalie Poulos, Investor Relations BlueLinx Holdings Inc. (866) 671-5138 Investor@bluelinxco.com